EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of eAutoclaims, Inc. (the “Company”), on Form 10-K of the year ended July 31, 2006, as filed with the Securities and Exchange Commission on October 27, 2006 (the “Report”), I, Larry Colton, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1.       The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2.       The information contained in the Annual Report fairly presents, in all materials respects, the financial condition and results of operations of eAutoclaims, Inc.

Date:	October 27, 2006

/s/ Larry Colton
		Print Name: Title:	Larry Colton Chief Financial Officer